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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): September 1, 2007

                    IndyMac INDA Mortgage Loan Trust 2006-AR3
                    -----------------------------------------
                         (exact name of issuing entity)
           Commission File Number of the issuing entity: 333-132042-41


                                IndyMac MBS, Inc.
                                -----------------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-132042

                              IndyMac Bank, F.S.B.
                              --------------------
             (Exact name of the sponsor as specified in its charter)

        Delaware                                               95-4791925
----------------------------                              --------------------
(State or Other Jurisdiction                               (I.R.S. Employer
     of Incorporation)                                    Identification No.)

   155 North Lake Avenue
   Pasadena, California                                         91101
  -----------------------                                     ----------
   (Address of Principal                                      (Zip Code)
     Executive Offices)

Registrant's telephone number, including area code: (800) 669-2300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Section 7       Regulation FD

Item 7.01       Regulation FD Disclosure.

                On October 30, 2006, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of October 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's IndyMac INDA Mortgage Loan Trust 2006-AR3 (the "Issuing Entity"), Mortgage Pass-Through Certificates, Series 2006-AR3 (the "Certificates"). Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the prospectus supplement filed with the Securities and Exchange Commission under Rule 424(b)(5) under the Securities Act of 1933 on November 1, 2006.

                The loan level data tape attached hereto as Exhibit 99.1 describes characteristics of each Mortgage Loan as of September 1, 2007.



Section 9       Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

           Not applicable.

(b) Pro forma financial information.

           Not applicable.

(c) Shell Company Transactions.

           Not applicable.

(d) Exhibits.

Exhibit No.     Description

   99.1         Characteristics of the Mortgage Loans.

                                   SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   INDYMAC MBS, INC.



                                                   By:  /s/ Victor H. Woodworth
                                                        -----------------------
                                                        Victor H. Woodworth
                                                        Vice President



Dated: October 5, 2007

                                  Exhibit Index

Exhibit


   99.1         Characteristics of the Mortgage Loans.